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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 19, 2001
                                                       ----------------



                         TRANS WORLD AIRLINES, INC.
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                  Delaware                            43-1145889
        ----------------------------           ----------------------
        (State of other jurisdiction                (IRS Employer
              of incorporation)                Identification Number)


                                   1-7815
                          ------------------------
                          (Commission File Number)



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   One City Centre, 515 N. Sixth Street, St. Louis, Missouri           63101
       (Address of principal executive offices)                      (Zip Code)



     Registrant's telephone number, including area code: (314) 589-3000
                                                         --------------



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ITEM 5. OTHER EVENTS.

          Trans World Airlines, Inc. has received notice from the Staff of the American Stock Exchange ("AMEX") stating that the Company no longer complies with the AMEX's continued listing guidelines for its common stock based on its failure to satisfy the continued listing guidelines set forth in Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iv) of the AMEX Company Guide. The Company has elected not to appeal the AMEX's decision. Attached hereto as Exhibit 99.1 is copy of the Company's press release announcing its receipt of the foregoing notice issued on January 19, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          See the Index to Exhibits attached hereto.






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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to execute this report.

                                        TRANS WORLD AIRLINES, INC.
                                        (Registrant)


Dated: February 1, 2001                 By: /s/ Michael J. Palumbo
                                           -----------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer





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Exhibit
Number
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99.1      Press release, dated as of January 19, 2001, announcing Trans
          World Airlines, Inc.'s receipt of AMEX's notice that it no longer complies with its listing requirements